UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Limited Partners of

BUCKEYE PARTNERS, L.P.

To Be Held On:

June 5, 2018 at 9:00 a.m.

DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/25/18.

Please visit http://www.astproxyportal.com/ast/17265/, where the following materials are available for view:

	●	Notice of Annual Meeting of Stockholders
	●	Proxy Statement
	●	Form of Electronic Proxy Card
	●	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1.	The election of three Class II directors to serve on our general partner’s board of directors until our 2021 annual meeting of limited partners.		2.	The approval of an amendment of Buckeye Partners, L.P.’s partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing Buckeye Partners, L.P. to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units.
	NOMINEES:
		Pieter Bakker Barbara M. Baumann	3.	The ratification of the selection of Deloitte & Touche LLP as Buckeye Partners, L.P.’s independent registered public accountants for 2018.
		Mark C. McKinley
			4.	The approval, in an advisory vote, of the compensation of Buckeye’s named executive officers as described in our proxy statement pursuant to Item 402 of Regulation S-K.

			In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED AND “FOR” PROPOSALS 2, 3, AND 4.

Please note that you cannot use this notice to vote by mail.